Exhibit 99.1

SUN MICROSYSTEMS REPORTS RESULTS FOR

SECOND QUARTER FISCAL YEAR 2006

—Revenues up 17%

—New Products Drive Bookings and Backlog Growth

SANTA CLARA, Calif. - January 24, 2006 - Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal second quarter, which ended December 25, 2005.

Revenues for the second quarter of fiscal 2006 were $3.337 billion, an increase of 17 percent as compared with $2.841 billion for the second quarter of fiscal 2005. The year over year revenue increase was driven by recent acquisitions. Total gross margin as a percent of revenues was 42.6 percent, an increase of 0.4 percentage points, as compared with the second quarter of fiscal 2005.

Net loss for the second quarter of fiscal 2006 on a GAAP basis was $223 million or a net loss of ($0.07) per share, as compared with net income of $4 million, or earnings per share of $0.00, for the second quarter of fiscal 2005.

GAAP net loss for the second quarter of fiscal 2006 includes: $145 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions, $10 million of restructuring charges, $14 million of a gain on equity investments, and a $3 million benefit for related tax effects. The net impact of these four items is approximately ($0.04) cents per share. In addition, GAAP net loss also includes stock-based compensation charges relating to the implementation of SFAS 123R of $55 million.

Cash flow used in operations for the second quarter was $191 million and cash and marketable debt securities balance at the end of the quarter was $4.276 billion.

“The backlog is the highest in years and this increase in bookings and demand is driving improved business fundamentals,” said Scott McNealy, chairman and CEO, Sun Microsystems. “The uptick in demand is due to the game changing technologies we’ve delivered to market over the last several quarters that are setting new standards for performance, price and efficiency. From our x64 Sun Fire™ servers and the Sun Fire T2000 server based on the CoolThreads™ T1 processor, to UltraSPARC® IV+ to Solaris™ Operating System demand has clearly improved as a result of our investment in R&D.”

Steve McGowan, Sun’s chief financial officer and executive vice president, corporate resources, said, “we saw positive demand in bookings and backlog growth across numerous server and data management product areas. Our gross margin performance of 42.6 percent continued to be strong and we came directly in line with our operating expense guidance for the quarter. We continue to be pleased with the overall strength of our balance sheet including a cash and marketable debt securities position of approximately $4.3 billion.”

Sun has scheduled a conference call today to discuss its earnings for Q2 fiscal year 2006 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Bret Schaefer (650) 786-0123

bret.schaefer@sun.com

MEDIA CONTACT:

Stephanie Vonallmen (650) 786-8589

stephanie.vonallmen@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of Sun Microsystems, Inc., including statements regarding an increase in bookings and demand driving improved business fundamentals. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in our projections and forward-looking statements include: increased competition; failure to rapidly and successfully develop and introduce new products; our reliance on single-source suppliers; risks associated with our international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; pricing pressures; our dependence on significant customers and specific industries; our dependence on channel partners; and failure to successfully integrate acquisition candidates. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 25, 2005. Sun assumes no obligation and does not intend to update these forward-looking statements.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain charges, gains and tax effects that may not be indicative of our core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and our competitors’ operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items” following the text of this press release.

Sun, Sun Microsystems, the Sun logo, Sun Fire, Solaris, Cool Threads and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 25, 2005	December 26, 2004	December 25, 2005	December 26, 2004
Net revenues:
Products	$2,108	$1,840	$3,812	$3,516
Services	1,229	1,001	2,251	1,953

Total net revenues	3,337	2,841	6,063	5,469
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3 and $5) (1)	1,223	1,065	2,189	2,069
Cost of sales-services (including stock-based compensation expense of $7 and $14) (1)	693	578	1,251	1,129

Total cost of sales	1,916	1,643	3,440	3,198

Gross margin	1,421	1,198	2,623	2,271
Operating expenses:
Research and development (including stock-based compensation expense of $18 and $35) (1)	541	447	980	863
Selling, general and administrative (including stock-based compensation expense of $27 and $51) (1)	1,056	726	1,884	1,396
Restructuring charges	10	24	22	132
Purchased in-process research and development	—	—	60	—

Total operating expenses	1,607	1,197	2,946	2,391

Operating income (loss)	(186)	1	(323)	(120)
Gain on equity investments, net	14	9	27	5
Interest and other income, net	25	33	69	64

Income (loss) before income taxes	(147)	43	(227)	(51)
Provision for income taxes	76	39	119	78

Net income (loss)	$(223)	$4	$(346)	$(129)

Net income (loss) per common share-basic	$(0.07)	$—	$(0.10)	$(0.04)

Net income (loss) per common share-diluted	$(0.07)	$—	$(0.10)	$(0.04)

Shares used in the calculation of net income (loss) per common share-basic	3,424	3,360	3,415	3,349

Shares used in the calculation of net income (loss) per common share-diluted	3,424	3,400	3,415	3,349

(1)	For the three and six months ended December 25, 2005, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	December 25, 2005	June 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,193	$2,051
Short-term marketable debt securities	1,256	1,345
Accounts receivable, net	2,289	2,231
Inventories	550	431
Deferred and prepaid tax assets	275	255
Prepaid expenses and other current assets	658	878

Total current assets	6,221	7,191

Property, plant and equipment, net	1,914	1,769
Long-term marketable debt securities	1,827	4,128
Goodwill	2,472	441
Other acquisition-related intangible assets, net	1,181	113
Other non-current assets, net	693	548

	$14,308	$14,190

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$508	$—
Accounts payable	1,214	1,167
Accrued payroll-related liabilities	673	713
Accrued liabilities and other	990	1,014
Deferred revenues	1,541	1,648
Warranty reserve	242	224

Total current liabilities	5,168	4,766

Long-term debt	593	1,123
Long-term deferred revenues	469	544
Other non-current obligations	1,585	1,083
Total stockholders’ equity	6,493	6,674

	$14,308	$14,190

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Six Months Ended
	December 25, 2005	December 26, 2004
Cash flows from operating activities:
Net loss	$(346)	$(129)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	301	329
Amortization of other intangible assets	153	36
Deferred taxes	4	(3)
Stock-based compensation expense	105	13
Purchased in-process research and development	60	—
Gain on investments, net	(27)	(5)
Changes in operating assets and liabilities:
Accounts receivable, net	236	510
Inventories	66	37
Prepaid and other assets	232	(79)
Accounts payable	(88)	(88)
Other liabilities	(663)	(445)

Net cash provided by operating activities	33	176

Cash flows from investing activities:
Increase in restricted cash	(54)	—
Purchases of marketable debt securities	(1,227)	(2,943)
Proceeds from sales of marketable debt securities	3,440	2,287
Proceeds from maturities of marketable debt securities	163	508
Proceeds from sales of equity investments, net	14	13
Purchases of property, plant and equipment, net	(130)	(141)
Purchases of spare parts and other assets	(40)	(42)
Payments for acquisitions, net of cash acquired	(3,150)	—

Net cash used in investing activities	(984)	(318)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	93	114
Principal payments on borrowings and other obligations	—	(250)

Net cash provided by (used in) financing activities	93	(136)

Net decrease in cash and cash equivalents	(858)	(278)
Cash and cash equivalents, beginning of period	2,051	2,141

Cash and cash equivalents, end of period	$1,193	$1,863

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 25, 2005	December 26, 2004	December 25, 2005	December 26, 2004
Calculation of net income (loss) excluding special items:
Net income (loss)**, ***	$(223)	$4	$(346)	$(129)
Restructuring charges	10	24	22	132
Purchased in-process research and development	—	—	60	—
Gain on equity investments, net	(14)	(9)	(27)	(5)
Settlement of litigation*	—	—	—	55
Related tax effects	(3)	(6)	(7)	(13)

Net income (loss) excluding special items	$(230)	$13	$(298)	$40

Net income (loss) excluding special items per common share
- basic	$(0.07)	$—	$(0.09)	$0.01

Net income (loss) excluding special items per common share
- diluted	$(0.07)	$—	$(0.09)	$0.01

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,424	3,360	3,415	3,349

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,424	3,400	3,415	3,378

*	Included in Cost of sales – products
**	Net loss for the three and six months ended December 25, 2005 included $55 million and $105 million of stock-based compensation expense or approximately $0.02 per share and $0.03 per share, respectively.
***	Net loss for the three and six months ended December 25, 2005 included $145 million and $267 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions or approximately $0.04 per share and $0.08 per share, respectively.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2006			FY 2005					FY 2004
(in millions except per share amounts)	Q1	Q2	FY06	Q1	Q2	Q3	Q4	FY05	Q2	Q3	Q4	FY04
				(Restated)	(Restated)	(Restated)			(Restated)	(Restated)	(Restated)
NET REVENUES
Products	1,704	2,108	3,812	1,676	1,840	1,683	1,927	7,126	1,944	1,711	2,066	7,355
Services	1,022	1,229	2,251	952	1,001	944	1,047	3,944	944	940	1,044	3,830
TOTAL	2,726	3,337	6,063	2,628	2,841	2,627	2,974	11,070	2,888	2,651	3,110	11,185
Growth vs. prior year (%)	3.7%	17.5%	10.9%	3.6%	-1.6%	-0.9%	-4.4%	-1.0%	-0.9%	-5.0%	4.3%	-2.2%
Growth vs. prior quarter (%)	-8.3%	22.4%		-15.5%	8.1%	-7.5%	13.2%		13.9%	-8.2%	17.3%

COST OF SALES
Products	966	1,223	2,189	949	1,065	975	1,130	4,119	1,107	980	1,238	4,290
Cost of settlement	0	0	0	55	0	0	0	55	0	0	0	0

Total	966	1,223	2,189	1,004	1,065	975	1,130	4,174	1,107	980	1,238	4,290
Services	558	693	1,251	551	578	565	613	2,307	573	603	648	2,379
TOTAL	1,524	1,916	3,440	1,555	1,643	1,540	1,743	6,481	1,680	1,583	1,886	6,669
% of revenue	55.9%	57.4%	56.7%	59.2%	57.8%	58.6%	58.6%	58.5%	58.2%	59.7%	60.6%	59.6%

PRODUCTS GROSS MARGIN
Products	738	885	1,623	727	775	708	797	3,007	837	731	828	3,065
% of product revenue	43.3%	42.0%	42.6%	43.4%	42.1%	42.1%	41.4%	42.2%	43.1%	42.7%	40.1%	41.7%
Cost of settlement	0	0	0	(55)	0	0	0	(55)	0	0	0	0
% of product revenue	0.0%	0.0%	0.0%	-3.3%	0.0%	0.0%	0.0%	-0.8%	0.0%	0.0%	0.0%	0.0%

Total product margin	738	885	1,623	672	775	708	797	2,952	837	731	828	3,065
% of product revenue	43.3%	42.0%	42.6%	40.1%	42.1%	42.1%	41.4%	41.4%	43.1%	42.7%	40.1%	41.7%

Services gross margin	464	536	1,000	401	423	379	434	1,637	371	337	396	1,451
% of service revenue	45.4%	43.6%	44.4%	42.1%	42.3%	40.1%	41.5%	41.5%	39.3%	35.9%	37.9%	37.9%

Total excluding settlement	1,202	1,421	2,623	1,128	1,198	1,087	1,231	4,644	1,208	1,068	1,224	4,516
% of revenue	44.1%	42.6%	43.3%	42.9%	42.2%	41.4%	41.4%	42.0%	41.8%	40.3%	39.4%	40.4%
Cost of settlement	0	0	0	(55)	0	0	0	(55)	0	0	0	0
% of revenue	0.0%	0.0%	0.0%	-2.1%	0.0%	0.0%	0.0%	-0.5%	0.0%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,202	1,421	2,623	1,073	1,198	1,087	1,231	4,589	1,208	1,068	1,224	4,516
% of revenue	44.1%	42.6%	43.3%	40.8%	42.2%	41.4%	41.4%	41.5%	41.8%	40.3%	39.4%	40.4%

R&D	439	541	980	416	447	450	472	1,785	471	470	518	1,926
% of revenue	16.1%	16.2%	16.2%	15.8%	15.7%	17.1%	15.9%	16.1%	16.3%	17.7%	16.7%	17.2%
PURCHASED IN PROCESS R&D	60	0	60	0	0	0	0	0	0	0	69	70
% of revenue	2.2%	0.0%	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%
SG&A	828	1,056	1,884	670	726	735	788	2,919	828	842	849	3,317
% of revenue	30.4%	31.6%	31.1%	25.5%	25.6%	28.0%	26.5%	26.4%	28.7%	31.8%	27.3%	29.7%
RESTRUCTURING CHARGES	12	10	22	108	24	44	86	262	(10)	203	150	344
% of revenue	0.4%	0.3%	0.4%	4.1%	0.8%	1.7%	2.9%	2.4%	-0.3%	7.7%	4.8%	3.1%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	49	49
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%

TOTAL OPERATING EXPENSES	1,339	1,607	2,946	1,194	1,197	1,229	1,346	4,966	1,289	1,515	1,635	5,706
% of revenue	49.1%	48.2%	48.6%	45.4%	42.1%	46.8%	45.3%	44.9%	44.6%	57.1%	52.6%	51.0%

OPERATING INCOME (LOSS)	(137)	(186)	(323)	(121)	1	(142)	(115)	(377)	(81)	(447)	(411)	(1,190)
Operating margin	-5.0%	-5.6%	-5.3%	-4.6%	0.0%	-5.4%	-3.9%	-3.4%	-2.8%	-16.9%	-13.2%	-10.6%

Interest and other income, net	44	25	69	31	33	37	32	133	20	23	30	94
Gain (loss) on equity investments, net	13	14	27	(4)	9	2	(1)	6	(36)	3	(6)	(64)
Settlement income	0	0	0	0	0	54	0	54	0	0	1,597	1,597
PRETAX INCOME (LOSS)	(80)	(147)	(227)	(94)	43	(49)	(84)	(184)	(97)	(421)	1,210	437
Pretax income (loss) margin	-2.9%	-4.4%	-3.7%	-3.6%	1.5%	-1.9%	-2.8%	-1.7%	-3.4%	-15.9%	38.9%	3.9%

INCOME TAX PROVISION (BENEFIT)	43	76	119	39	39	(21)	(134)	(77)	29	333	430	825
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)*****	(123)	(223)	(346)	(133)	4	(28)	50	(107)	(126)	(754)	780	(388)
Growth vs. prior year (%)	7.5%	-5675.0%	168.2%	53.8%	103.2%	96.3%	-93.6%	72.4%	94.5%	-18950.0%	178.5%	88.5%
Growth vs. prior quarter (%)	-346.0%	-81.3%		-117.1%	103.0%	-800.0%	278.6%		56.3%	-498.4%	203.4%
Net income (loss) margin	-4.5%	-6.7%	-5.7%	-5.1%	0.1%	-1.1%	1.7%	-1.0%	-4.4%	-28.4%	25.1%	-3.5%

EPS (Diluted) (Reported)	(0.04)	(0.07)	(0.10)	(0.04)	0.00	(0.01)	0.01	(0.03)	(0.04)	(0.23)	0.23	(0.12)
Growth vs. prior year (%)	0.0%	-100.0%	-150.0%	55.6%	100.0%	95.7%	-95.7%	75.0%	94.4%	N/A	174.2%	-88.7%
Growth vs. prior quarter (%)	-500.0%	-75.0%		-117.4%	100.0%	N/A	100.0%		55.6%	-475.0%	200.0%

SHARES (CSE)(Diluted)	3,407	3,424	3,415	3,343	3,400	3,376	3,410	3,368	3,262	3,286	3,348	3,277
OUTSTANDING SHARES	3,410	3,443	3,443	3,344	3,375	3,383	3,410	3,410	3,280	3,293	3,336	3,336

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

	FY 2006			FY 2005					FY 2004
(in millions)	Q1	Q2	FY06	Q1	Q2	Q3	Q4	FY05	Q2	Q3	Q4	FY04
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,159	1,373	2,532	1,105	1,130	982	1,175	4,392	1,214	1,037	1,355	4,768
Growth vs. prior year (%)	4.9%	21.5%	13.3%	-4.9%	-6.9%	-5.3%	-13.3%	-7.9%	-4.2%	-14.4%	2.1%	-5.5%
Growth vs. prior quarter (%)	-1.4%	18.5%		-18.5%	2.3%	-13.1%	19.7%		4.5%	-14.6%	30.7%
INTERNATIONAL AMERICAS ($M)	141	194	335	110	165	144	171	590	152	136	158	562
Growth vs. prior year (%)	-0.3%	17.6%	21.8%	-5.2%	8.6%	5.9%	8.2%	5.0%	3.4%	4.6%	9.7%	3.5%
Growth vs. prior quarter (%)	-14.4%	37.6%		-30.4%	50.0%	-12.7%	18.8%		31.0%	-10.5%	16.2%
EMEA ($M)	970	1,239	2,209	973	1,037	1,009	1,133	4,152	1,031	1,002	1,087	3,942
Growth vs. prior year (%)	3.6%	19.5%	9.9%	18.4%	0.6%	0.7%	4.2%	5.3%	4.5%	7.3%	7.6%	4.2%
Growth vs. prior quarter (%)	-7.9%	27.7%		-10.5%	6.6%	-2.7%	12.3%		25.4%	-2.8%	8.5%
APAC ($M)	456	531	987	440	509	492	495	1,936	491	476	510	1,913
Growth vs. prior year (%)	28.2%	4.3%	4.0%	0.9%	3.7%	3.4%	-2.9%	1.2%	-4.5%	-7.4%	1.8%	-7.1%
Growth vs. prior quarter (%)	-17.5%	16.4%		-13.7%	15.7%	-3.3%	0.6%		12.6%	-3.1%	7.1%
% of Total Revenue
UNITED STATES (%)	42.5%	41.2%	41.8%	42.1%	39.8%	37.4%	39.6%	39.7%	42.0%	39.1%	43.5%	42.7%
INTERNATIONAL AMERICAS (%)	5.2%	5.8%	5.5%	4.2%	5.8%	5.5%	5.7%	5.3%	5.3%	5.1%	5.1%	5.0%
EMEA (%)	35.6%	37.1%	36.4%	37.0%	36.5%	38.4%	38.1%	37.5%	35.7%	37.8%	35.0%	35.2%
APAC (%)	16.7%	15.9%	16.3%	16.7%	17.9%	18.7%	16.6%	17.5%	17.0%	18.0%	16.4%	17.1%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,274	1,438	2,712	1,354	1,505	1,391	1,576	5,826	1,568	1,365	1,639	5,854
Growth vs. prior year (%)	-5.9%	-4.5%	-5.1%	5.6%	-4.0%	1.9%	-3.8%	-0.5%	-3.3%	-10.8%	3.7%	-6.2%
Growth vs. prior quarter (%)	-19.2%	12.9%		-17.4%	11.2%	-7.6%	13.3%		22.3%	-12.9%	20.1%
DATA MANAGEMENT PRODUCTS ($M)	430	670	1,100	322	335	292	351	1,300	376	346	427	1,501
Growth vs. prior year (%)	33.5%	100.0%	67.4%	-8.5%	-10.9%	-15.6%	-17.8%	-13.4%	-4.1%	-5.7%	0.9%	-3.2%
Growth vs. prior quarter (%)	22.5%	55.8%		-24.6%	4.0%	-12.8%	20.2%		6.8%	-8.0%	23.4%
SUPPORT SERVICES ($M)	835	953	1,788	745	774	734	778	3,031	745	731	792	2,999
Growth vs. prior year (%)	12.1%	23.1%	17.7%	1.9%	3.9%	0.4%	-1.8%	1.1%	6.1%	3.8%	4.9%	5.5%
Growth vs. prior quarter (%)	7.3%	14.1%		-5.9%	3.9%	-5.2%	6.0%		1.9%	-1.9%	8.3%
CLIENT SOLUTIONS & EDUCATIONAL SERVICES ($M)	187	276	463	207	227	210	269	913	199	209	252	831
Growth vs. prior year (%)	-9.7%	21.6%	6.7%	21.1%	14.1%	0.5%	6.7%	9.9%	-0.5%	10.6%	12.5%	4.3%
Growth vs. prior quarter (%)	-30.5%	47.6%		-17.9%	9.7%	-7.5%	28.1%		16.4%	5.0%	20.6%

NET BOOKINGS, SUN ONLY ($M)	2,413	3,018	5,431	2,453	2,976	2,536	3,078	11,043	2,980	2,617	3,179	11,314
Growth vs. prior year (%)	-1.6%	1.4%	0.0%	-3.3%	-0.1%	-3.1%	-3.2%	-2.4%	-0.3%	-2.6%	5.3%	0.1%
Growth vs. prior quarter (%)	-21.6%	25.1%		-22.8%	21.3%	-14.8%	21.4%		17.4%	-12.2%	21.5%
PRODUCT BACKLOG, SUN ONLY ($M)*	718	1,021		659	792	701	805		799	765	834

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.

BALANCE SHEETS	FY 2006			FY 2005					FY 2004
(in millions)	Q1	Q2	FY06	Q1	Q2	Q3	Q4	FY05	Q2	Q3	Q4	FY04
				(Restated)	(Restated)	(Restated)			(Restated)	(Restated)	(Restated)
CASH & ST INVESTMENTS	2,501	2,449		3,520	3,639	3,135	3,396		2,160	2,372	3,601
ACCOUNTS RECEIVABLE, NET	2,087	2,289		1,730	1,840	2,020	2,231		2,214	2,201	2,339
RAW MATERIALS	82	95		71	64	75	48		98	144	82
WORK IN PROCESS	183	134		158	157	121	121		164	123	134
FINISHED GOODS	286	321		187	208	192	262		218	230	248

TOTAL INVENTORIES	551	550		416	429	388	431		480	497	464
OTHER CURRENT ASSETS	998	933		1,102	1,220	1,419	1,133		1,244	1,524	1,159

TOTAL CURRENT ASSETS	6,137	6,221		6,768	7,128	6,962	7,191		6,098	6,594	7,563
PP&E, NET	1,901	1,914		1,918	1,903	1,851	1,769		2,115	2,075	1,996
GOODWILL	2,466	2,472		406	406	441	441		466	470	406
LT MARKETABLE DEBT SECURITIES	2,032	1,827		3,913	3,825	4,222	4,128		3,001	3,111	4,007
OTHER NON-CURRENT ASSETS, NET	1,938	1,874		804	774	704	661		856	853	833

TOTAL ASSETS	14,474	14,308		13,809	14,036	14,180	14,190		12,536	13,103	14,805

SHORT TERM BORROWINGS	512	508		0	0	0	0		263	257	257
ACCOUNTS PAYABLE	1,091	1,214		807	963	1,071	1,167		906	1,011	1,057
ACCRUED LIABILITIES & OTHER	2,147	1,905		2,108	2,049	2,090	1,951		1,595	1,898	2,199
DEFERRED REVENUES	1,507	1,541		1,346	1,313	1,399	1,648		1,213	1,342	1,617

TOTAL CURRENT LIABILITIES	5,257	5,168		4,261	4,325	4,560	4,766		3,977	4,508	5,130
LT DEBT	603	593		1,163	1,145	1,116	1,123		1,214	1,209	1,175
LT DEFERRED REVENUES	549	469		524	519	519	544		463	537	557
OTHER NON-CURRENT OBLIGATIONS	1,410	1,585		1,504	1,482	1,429	1,083		601	1,248	1,460
STOCKHOLDERS’ EQUITY	6,655	6,493		6,357	6,565	6,556	6,674		6,281	5,601	6,483

TOTAL LIABILITIES & SE	14,474	14,308		13,809	14,036	14,180	14,190		12,536	13,103	14,805

CASH FLOW	Q1	Q2	FY06	Q1	Q2	Q3	Q4	FY05	Q2	Q3	Q4	FY04
OPERATING ACTIVITIES	224	(191)	33	124	52	(2)	195	369	(282)	385	2,172	2,226
INVESTING ACTIVITIES	(770)	(214)	(984)	157	(475)	(345)	238	(425)	123	(338)	(1,604)	(2,311)
FINANCING ACTIVITIES	3	90	93	(235)	99	18	84	(34)	106	31	67	211

KEY METRICS	Q1	Q2		Q1	Q2	Q3	Q4		Q2	Q3	Q4
INVENTORY TURNS (hist.)	13.4	13.7		15.9	14.7	15.0	14.5		13.3	14.5	15.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.6	8.8		10.3	9.4	9.7	9.3		8.7	9.3	9.8
DAYS SALES OUTSTANDING	69	62		59	58	69	68		69	75	68
DAYS PAYABLES OUTSTANDING	(64)	(57)		(47)	(53)	(63)	(60)		(49)	(57)	(50)
DAYS OF SUPPLY ON HAND	33	26		24	23	23	22		26	28	22
L-T DEBT/EQUITY (%)	9.1%	9.1%		18.3%	17.4%	17.0%	16.8%		19.3%	21.6%	18.1%
ROE (12 mo. avg.)(%)	-1.5%	-4.9%		-3.8%	-1.6%	9.6%	-1.6%		-21.3%	-35.1%	-6.3%
BOOK VALUE PER SHARE ($)	1.95	1.89		1.90	1.95	1.94	1.96		1.91	1.70	1.94
PRICE PER SHARE @ CLOSE	3.87	4.36		4.13	5.44	4.03	3.73		4.38	4.11	4.33
ROA (12 mo. avg.)(%)	-0.7%	-2.3%		-1.7%	-0.7%	4.4%	-0.8%		-10.8%	-16.8%	-2.9%
DEPREC. & AMORT. ($M)	189	265		187	191	191	198		189	175	231
CAPITAL INVESTMENTS ($M)	48	82		56	85	58	58		72	62	60
SPARES INVESTMENTS ($M)	20	20		12	30	26	22		7	30	15
NUMBER OF EMPLOYEES	38,588	38,802		32,449	31,855	31,999	31,117		35,802	35,386	34,962
REV. PER EMP. (12 mo.)($K)	289.4	300.6		347.5	352.5	350.2	355.8		312.7	312.5	319.9
GM PER EMP. (12mo.)($K)	122.3	127.3		140.9	143.2	143.2	147.5		133.3	129.9	129.2
OP EXP AS % OF REV (12mo.)	45.8%	47.3%		50.0%	49.3%	46.9%	44.9%		45.7%	48.6%	51.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(2.5)	(8.4)		(7.2)	(3.2)	19.5	(3.4)		(39.2)	(61.1)	(11.1)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS (in millions except per share amounts)	FY 2006			FY 2005					FY 2004
	Q1	Q2	FY06	Q1	Q2	Q3*	Q4****	FY05*	Q2	Q3	Q4	FY04
				(Restated)	(Restated)	(Restated)			(Restated)	(Restated)	(Restated)
GAAP net income (loss)*****, ******	(123)	(223)	(346)	(133)	4	(28)	50	(107)	(126)	(754)	780	(388)
In-process research and development	60	0	60	0	0	0	0	0	0	0	69	70
Restructuring charges	12	10	22	108	24	44	86	262	(10)	203	150	344
Loss (gain) on equity investments, net	(13)	(14)	(27)	4	(9)	(2)	1	(6)	36	(3)	6	64
Impairment expense	0	0	0	0	0	0	0	0	0	0	49	49
Settlement income	0	0	0	0	0	(54)	0	(54)	0	0	(1,597)	(1,597)
Settlement of litigation**	0	0	0	55	0	0	0	55	0	0	0	0
Valuation allowance on deferred tax assets	0	0	0	0	0	(34)	0	(34)	0	300	0	300
Related tax effects	(4)	(3)	(7)	(7)	(6)	(7)	(6)	(26)	0	0	367	367

Net income (loss) excluding special items	(68)	(230)	(298)	27	13	(81)	131	90	(100)	(254)	(176)	(791)
Growth vs. prior year (%)	-351.9%	-1869.2%	-845.0%	110.3%	113.0%	68.1%	174.4%	111.4%	-1100.0%	-2409.1%	-355.1%	-6691.7%
EPS (Diluted) excluding special items ***	(0.02)	(0.07)	(0.09)	0.01	0.00	(0.02)	0.04	0.03	(0.03)	(0.08)	(0.05)	(0.24)
Growth vs. prior year (%)	-300.0%	-100.0%	-1000.0%	112.5%	100.0%	75.0%	180.0%	112.5%	-100.0%	-100.0%	-350.0%	-100.0%

SHARES (CSE)(Diluted)	3,407	3,424	3,415	3,343	3,400	3,376	3,410	3,368	3,262	3,286	3,348	3,277
OUTSTANDING SHARES	3,410	3,443	3,443	3,344	3,375	3,383	3,410	3,410	3,280	3,293	3,336	3,336

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	For the year ended June 30, 2005, and the quarters ended September 26, 2004, and June 30, 2004, Sun used 3,392, 3,356, and 3,327 shares, respectively, to calculate the “EPS (Diluted) excluding special items”. For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” was the same.
****	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
*****	Net loss for the three months ended December 25, 2005 and the three months ended September 25, 2005 included $55 million and $50 million of stock-based compensation expense or approximately $0.02 and $0.01 per share, respectively.
******	Net loss for the three months ended December 25, 2005 and the three months ended September 25, 2005 included $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions or approximately $0.04 per share and $0.04 per share, respectively.

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.